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                                                                 EXHIBIT 10.16



                                    AMENDMENT

         THIS AMENDMENT (this "Amendment") is entered into as of September 23, 1999, by and among CCI/Triad Financial Holding Corporation, a California corporation ("SPE"), and IFC Credit Corporation, an Illinois corporation ("Lender").

                                  INTRODUCTION

         A. SPE and Lender are parties to that certain Loan and Security Agreement, dated as of July 1, 1999 (the "Agreement").

         B. SPE and Lender wish to amend the agreement to add a hold back provision.

         NOW THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

The parties confirm that Section 5.3(f) and Exhibit D of the Agreement are hereby included and a part of the Agreement, and Lender agrees that is shall hold executed copies of the Notices of Assignment in its files unless an Event of Default shall have occurred and be continuing.

         1. Section 1 of the Agreement is hereby amended by adding the following provisions:

         1.1      "Holdback Account" - as defined in Section 8.4.1.

         1.2      "Holdback Amount" - as defined in Section 8.4.1.

         2. Section 3.3 of the Agreement is hereby amended by adding to the end of the second sentence thereof the following: "provided, however, that an amount equal to the Holdback Amount shall be deducted from each Discount Facility Loan and put into the Holdback Account by Lender on the Closing Date rather than paid to SPE."

         3. Section 8.1 of the Agreement is hereby amended as of the dated hereof by relettering clauses (j) and (k) thereof as clauses (k) and (l) and adding a new clause (j) as follows:

         "(j) to the extent such put option available to TSFC, SPE or CCI/Triad under a Lease is included in the calculation of the Discount Loan Value of a Lease financed with a Discount Facility Loan, the failure of TSFC, SPE or CCI/Triad as applicable to exercise any put option under any Lease and to collect the proceeds of such exercise and to remit them to Lender or to


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         provide any applicable notice to Lessee in connection with such put option;"

         4. Section 8.4 of the Agreement is hereby amended by adding a new sentence after the first sentence thereof as follows: "In the event that SPE fails to make such payment within 24 hours of such demand, Lender may withdraw the amount demanded from the Holdback Account, in which event Lender shall notify SPE of such withdrawal, provided, that Lender may not withdraw more than the Holdback Amount."

         5. Section 8.4 of the Agreement is hereby amended by adding the following provision:

         8.4.1 Holdback. In order to provide a means of liquidity for the Net Loss Pool, Lender shall establish a Holdback Account, into which Lender shall deposit five percent (5%) of each Discount Facility Loan made on each Closing Date (the "Holdback Amount"). The "Holdback Account" shall be an account segregated on the books of the Lender which shall be credited quarterly with interest at a rate per annum equal to 4% per annum. Lender may withdraw funds from the Holdback Account as provided in Section 8.4. SPE shall have no right to withdraw funds from the Holdback Account. On the first Business Day of each calendar quarter (each a "Calculation Date"), Lender shall (i) multiply the outstanding principal balance of all Discount Facility Loans at the close of business on the last Business Day of the previous calendar quarter by 5% (such product, the "Adjusted Holdback Amount") and (ii) if the aggregate amount in the Holdback Account is greater than the Adjusted Holdback Amount and no Event of Default shall have occurred and be continuing, pay to SPE all funds in the Holdback Account in excess of the Adjusted Holdback Amount. If on the Calculation Date the Adjusted Holdback Amount exceeds the amount in the Holdback Account, SPE agrees to immediately pay to Lender the amount of such shortfall in immediately available funds and upon receipt of such funds, Lender shall deposit them into the Holdback Account. In addition, in the event Lender has made the maximum amount of Discount Facility Loans contemplated in Section 2.1, if no Event of Default shall have occurred and be continuing, SPE is otherwise in compliance with this Section
         8.4.1 and in the event the liability of SPE under Section 8.4 is less than the dollar amount in the Holdback Account, Lender agrees to remit such excess from the Holdback Account on each Calculation Date to SPE.

         6. To induce Lender to enter into this Amendment, SPE represents as follows:

                  (a) SPE is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the


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                  Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

                  (b) The execution and delivery of this Amendment, and the performance by SPE of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of SPE or of any agreement binding upon SPE.

                  (c) The Agreement, as amended hereby, is a legal, valid, and binding obligation of SPE, enforceable against SPE in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         7. This Amendment is subject to the satisfaction of each of the following conditions precedent:

                  (a) SPE shall have delivered to Lender a fully executed counterpart of this Amendment, duly executed by SPE's president.

                  (b) As of the closing date hereof, no Event of Default under the Agreement shall have occurred and be continuing.

                  (c) As of the closing date hereof, the warranties in Section 9 of the Agreement and in Section 6 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

         8. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         9. This Amendment shall be binding upon SPE and Lender and their respective successors and assigns, and shall inure to the benefit of SPE and Lender and the successors and assigns of Lender.

         10. The Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         11. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of similar import in instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Agreement as amended hereby.


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         12. The parties intend and agree that a carbon copy, photocopy or facsimile of this Amendment with their signature thereon and all counterparts when taken together, shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an original-signature document for all purposes, including all matters of evidence and the "best evidence" rules.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                           CCI/TRIAD FINANCIAL HOLDING CORPORATION


                           By       /s/ MATTHEW HALE
                           Its      President



                           IFC CREDIT CORPORATION

                           By  /s/
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                           Its
                              ------------------------------



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